Exhibit 99.1

Support.com Appoints Lowell Robinson and Elizabeth Fetter to Board of Directors

Experienced, skilled independent director additions underscore Board’s commitment to delivering value for stockholders

Redwood City, Calif. – March 15, 2016 – Support.com, Inc. (NASDAQ:SPRT), makers of award-winning, cloud-based Nexus® software for Support Interaction Optimization (SIO) and a leading provider of tech support and turnkey support center services, today announced the appointment of Lowell Robinson and Elizabeth Fetter, both highly regarded and accomplished business executives with substantial public company board experience, to its Board as new independent directors, effective immediately.

“We couldn’t be more excited to add Lowell and Elizabeth – two stellar directors – to our Board,” said Jim Stephens, Chairman of the Board of Support.com.  “These significant board additions, as well as our recent addition of Tim Stanley, come at a pivotal time for the Company and represent our commitment to ensuring that Support.com has the best mix of skills and experience to evaluate how best to drive stockholder value.”

Mr. Robinson’s thirty years of global strategic, financial, turnaround and M&A experience coupled with a strong operational background gained as an executive at well-known public companies, including General Foods (former NYSE:GEFO) and Citigroup (NYSE:C), will provide Support.com with well-informed operational guidance.  He has served in senior leadership roles at both public and private technology and software services companies, including at HigherOne (NASDAQ:ONE), where he is Chairman of the Audit Committee and is a member of the Risk and Compliance Committee, PRT Group (former NASDAQ:PRTG), and HotJobs (former NASDAQ:HOTJ). Mr. Robinson’s depth of experience will help to guide the continued success of Support.com’s strategy.

“Support.com has a strong platform for growth and significant opportunity to capitalize on a market that is rapidly expanding,” said Mr. Robinson. “I look forward to working with Support.com’s Board and management team to advance the Company’s transformation and explore additional avenues for delivering high-quality customer support products to consumers and enhanced returns to stockholders.”

Ms. Fetter, a five-time CEO, brings significant leadership and technology experience to Support.com, having worked for companies in networking, equipment and B2B SaaS spaces.  Since 1999 Liz has held numerous public company board directorships including Quantum Corporation (NASDAQ:QTM) where she chaired the Compensation Committee and McGrath RentCorp (NASDAQ:MGRC) where she serves on the Audit and Compensation Committees. She’s helped several companies, including QRS Corporation (former NASDAQ:QRSI) and Symmetricom, Inc. (former NASDAQ:SYMM), transition their overall business strategies to unlock revenue growth and value for stockholders.  Her deep understanding of core business drivers and their ability to impact companies’ margins and market values will be a valuable contribution to the Support.com board.

“Given the dramatic trends that are rapidly changing the customer support market, Support.com’s potential for growth is enormous, and they have the right building blocks in place to become an industry leader,” said Ms. Fetter.  “I’m excited to lend my expertise maximizing operational efficiencies and translating company potential into meaningful results and value for stockholders.”

Both Mr. Robinson and Ms. Fetter will join the Audit Committee, where Mr. Robinson will be Chairman. Mr. Robinson will also serve on the Compensation Committee and Ms. Fetter will also serve on the Strategy Committee. Ms. Fetter and Mr. Robinson replace Martin O’Malley and Shawn Farshchi who, following nearly 20 years of combined service to Support.com, have chosen to step down from the Board.

“Martin’s and Shawn’s strong leadership and industry knowledge have been invaluable to the Board,” continued Mr. Stephens.  “On behalf of the entire Board and management team, we thank them for their years of dedicated service and numerous contributions, and we wish them all the best."

The Support.com Board has determined that Mr. Robinson and Ms. Fetter qualify as “independent director(s)” as defined under Rule 5605(a)(2) of the NASDAQ Marketplace Rules.

Support.com strives to maintain constructive, ongoing communications with all of its stockholders and values their input and opinions. Stockholders interested in learning more about the Company’s strategic initiatives for delivering long-term value, or speaking with a member of the management team should contact Jacob Moelter at +1.650.556.8595.

About Lowell W. Robinson
Lowell Robinson is a highly regarded financial and operating executive with thirty years of global strategic, financial, turnaround and M&A experience.  Mr. Robinson currently serves as a Director at Evine Live, Inc. (NASDAQ:EVLV), where he is Chairman of the Audit Committee and a member of the Finance Committee.  He is also a Director at Higher One Holdings, Inc. (NYSE:ONE), where he is Chairman of its Audit Committee and a member of the Risk and Finance Committee.

Mr. Robinson has significant experience in technology and software services and has overseen technology functions as part of his CFO, COO and CAO roles.  Previously, Mr. Robinson was CFO, COO and CAO for MIVA. Inc. (former NASDAQ:VTRO).  Prior to that, he served as CFO and Senior Executive Vice President of HotJobs (former NASDAQ:HOTJ), whose software product Softshoe assisted Fortune 200 companies in their recruitment efforts, until it was sold to Yahoo! Inc. (NASDAQ:YHOO) for $500 million in 2002.  Before that, he was CFO of PRT Group (former NASDAQ:PRTG), a software services company with onshore, near-shore and offshore software engineering services, through its $62 million initial public offering and two successful acquisitions.

In addition to the roles above, Mr. Robinson has held senior financial positions with Citigroup (NYSE:C), Uncle Ben's Inc. (a subsidiary of Mars, Inc.) and General Foods (former NYSE:GEFO).  For the past three years, he was Chairman of two GE Capital portfolio companies in the media/digital space that exited consensual restructurings and were successfully sold.  Until its recent sale to Sycamore Partners, he was on the board of The Jones Group (former NYSE:JNY) where he chaired the Audit Committee and was a member of the Compensation Committee.  Additional former public company board experience includes International Wire Group (OTC:ITWG), Independent Wireless One (former OTC:IWOHW) and Edison Schools (former NASDAQ:EDSN).  Mr. Robinson also serves on the boards of The Smithsonian Libraries and Metropolitan Opera Guild and is a member of The Economic Club of NY.

Mr. Robinson received an M.B.A. from Harvard Business School and a B.A. in Economics from the University of Wisconsin, where he was on the board of their business school from 2006 to 2010.

About Elizabeth A. Fetter
Elizabeth (“Liz”) Fetter is an accomplished business leader and technology specialist with a track record of transforming and unlocking business value.  Ms. Fetter currently serves as a Director at McGrath Rentcorp (NASDAQ:MGRC) and Alliant International University, Inc., a private equity funded university.

Ms. Fetter has extensive C-level operational experience in both public and private technology companies.  Previously, Ms. Fetter served as CEO and Director at Symmetricom, Inc. (former NASDAQ:SYMM), where she was chair of the Compensation Committee and a member of the Audit Committee and Stock Option Committee, and successfully transitioned the lagging business.  Ms. Fetter also previously served as President and CEO of technology start-up NxGen Modular, LLC.  Before that, Ms. Fetter was President, CEO and Director at Jacent Technologies, Inc., a privately held supplier of on-demand ordering solutions for the restaurant industry, and prior to that, she was President, CEO and Director of QRS Corporation (former NASDAQ:QRSI), where she effectively helped transition it to profitability in her first 12 months.  Prior to QRS, Ms. Fetter was President, CEO and Director at NorthPoint Communications (former NASDAQ:NPNT).  Ms. Fetter has also held a variety of senior leadership positions at US West (now Qwest), Pacific Bell & SBC Communications (now AT&T).

Ms. Fetter has served on the board of Quantum Corporation (NYSE:QTM), Ikanos Communications (NASDAQ:IKAN) and Vivus, Inc. (NASDAQ:VVUS), as well as a number of private companies and is a Director for the Northern California Chapter of the National Association of Corporate Directors.  She’s also received numerous professional honors and awards, including Technology Leader of the Year from the East Bay Times, Woman of Influence from the Silicon Valley Business Times and the ATHENA Award for business leadership.

Ms. Fetter holds a B.A. in Communications Studies from Penn State University and an M.S., in Industrial Administration and Public Policy from Carnegie Mellon University (Tepper & Heinz Schools).  She has also participated in the Harvard Business School Director School executive education program and has a Masters Professional Directors Certification from American College of Corporate Directors.

About Support.com
Support.com, Inc. (NASDAQ:SPRT) is the leading provider of cloud-based software (Nexus®) and services to deliver next-generation technical support. Support.com helps leading brands in software, electronics, communications, retail, Internet of Things (IoT) and other connected technology industries deepen their customer relationships. Customers want technology that works the way it’s intended. By using Support.com software and services, companies can deliver a fantastic customer experience, leading to happier customers, a stronger brand and growing revenues.

For more information, please visit www.support.com or follow us on Twitter @support_com.

Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about-us/careers.

Safe Harbor
This press release contains “forward-looking statements” as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. Forward-looking statements include, for example, all statements relating to growth and projections of revenue; the plans and objectives of management for future operations, customer relationships, products, services or investments; personnel matters; strategic initiatives; and future performance in economic and other terms. Such forward-looking statements are not guarantees of future operational or financial performance and are based on current expectations that involve a number of uncertainties, risks and assumptions that are difficult to predict. Therefore, actual outcomes and/or results may differ materially from those expressed or implied by such forward-looking statements. Those risks and uncertainties include, but are not limited to, our ability to retain and grow major programs, our ability to expand and diversify our customer base, our ability to market and sell our Nexus software-as-a-service (SaaS) offering, our ability to maintain and grow revenue, our ability to successfully develop new products and services, our ability to manage our workforce, our ability to operate in markets that are subject to extensive regulations, such as support for home security systems, our ability to control expenses and achieve desired margins, risks related to the actions of activist shareholders, including the amount of related costs incurred by Support.com and the disruption caused to Support.com’s business activities by these actions and general domestic and international economic conditions. These and other risks may be detailed from time to time in Support.com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and its latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. The forward-looking statements in this press release are made as of the date hereof. Notwithstanding changes that may occur with respect to matters relating to any forward-looking statements, Support.com assumes no obligation to publicly update, amend or clarify its forward-looking statements, whether as a result of new information, future events or otherwise, except as may otherwise be required by the federal securities laws. Support.com, however, reserves the right to update such statements or any portion thereof at any time for any reason.

Important Additional Information And Where To Find It
Support.com, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting of Stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise can be found in the Company’s proxy statement for its 2015 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission (“SEC”) on April 16, 2015. To the extent holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Support.com intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from Support.com stockholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement for its 2016 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SUPPORT.COM WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by Support.com with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s corporate website at www.Support.com or by contacting Support.com’s proxy solicitation firm, Mackenzie Partners, Inc., by mail at 105 Madison Avenue, New York, New York 10016, by phone at (212) 929-5500 (Call Collect) or Toll-Free (800) 322-2885, or by email at proxy@mackenziepartners.com.

© 2016 Support.com, Inc. Support.com, the Support.com logo and Nexus are trademarks or registered trademarks of Support.com, Inc. in the United States and other countries.

Investor Contact
Jacob Moelter
Investor Relations, Support.com
+1.650.556.8595
jacob.moelter@support.com